Exhibit 99.1

                    Navigators' Net Income Up 47%

    NEW YORK--(BUSINESS WIRE)--Aug. 4, 2004--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $9,037,000 for the 2004 second quarter compared to $6,157,000 for the 2003 second quarter, an increase of 47%. Net income per share was $0.71 for both the 2004 and 2003 second quarters based on diluted average shares outstanding of 12,647,000 and 8,650,000, respectively.
    The 2004 second quarter net income includes a net realized capital loss of $0.01 per share compared to net realized capital gains of $0.06 per share in the 2003 second quarter.
    Gross written premium and net written premium for the 2004 second quarter were $161,626,000 and $73,689,000 respectively, increases of 14% and 20% from the comparable 2003 periods. The 2003 second quarter net written premium reflects an increase in ceded reinsurance premium for specialty business due to a reinsurance treaty change effective from April 1, 2003 to September 30, 2003 which had no impact on net income.
    Net income for the six month period ended June 30, 2004 was $17,950,000 or $1.42 per share, compared to $10,867,000 or $1.26 per share for the six month period ended June 30, 2003. Included in these results were net realized capital gains of $0.02 per share and $0.08 per share for the six months ended June 30, 2004 and 2003, respectively.
    Gross written premium and net written premium for the six month period ended June 30, 2004 were $357,577,000 and $169,624,000 respectively, increases of 13% and 11% from the comparable 2003 periods.
    The combined loss and expense ratios for the 2004 second quarter and six month period were 88.8% for both periods compared to 95.7% and 96.2% for the comparable 2003 periods. The combined loss and expense ratios for the 2004 second quarter and six month periods were favorably impacted by 1.9 and 2.7 loss ratio points, respectively for a redundancy of prior year loss reserves in our Lloyd's operations.
    Navigators' Chief Executive Officer, Stan Galanski, commented, "We are very pleased with the profitable underwriting results and premium growth levels achieved during the second quarter. Pricing remains at an acceptable level overall, despite softening that is most evident in the energy and directors and officers liability product lines. Incurred loss activity for the first half of 2004 has generally been favorable, particularly for our Lloyd's operations and our cash flow continues to be strong."
    Consolidated cash flow from operations for the 2004 second quarter and six month period ended June 30, 2004 was $66,427,000 and $93,160,000, respectively, compared to $39,515,000 and $65,550,000 for the comparable 2003 periods.
    Net investment income for the 2004 second quarter and six month period was $6,625,000 and $12,527,000 respectively, increases of 46% and 36% from the 2003 comparable periods. The pre-tax investment yields for the 2004 second quarter and six month period were 3.6% and 3.5%, respectively compared to 3.9% and 4.1% for the comparable 2003 periods.
    The Company adopted the fair value method of accounting for stock-based employee compensation in the 2003 fourth quarter retroactive to January 1, 2003. As a result of the 2003 accounting change, net income for the 2004 second quarter and six month period reflect after-tax charges of $181,000 or $0.01 per share and $311,000 or $0.02 per share, respectively, compared to $127,000 or $0.01 per share and $261,000 or $0.03 per share for the comparable 2003 periods.
    The Company's effective tax rate for foreign operations was 35% for the 2004 second quarter. Included in the 2003 second quarter and six month period were tax benefits of $854,000 or $0.10 per share and $1,484,000 or $0.17 per share, respectively, resulting from the reduction of a tax valuation allowance related to the Company's foreign operations. The balance of the tax valuation allowance was eliminated in the 2003 fourth quarter.
    Stockholders' equity was $302,356,000 or $24.00 per share at June 30, 2004 compared to $290,028,000 or $23.14 per share at December 31, 2003. Statutory surplus of Navigators Insurance Company was $226,802,000 at June 30, 2004.
    The Company will hold a conference call on Thursday, August 5, 2004 starting at 8:30 a.m. EST to discuss the second quarter's results. To access the call, please dial 1-800-901-5241, using confirmation code 45398135. Internationally, the call may be accessed by dialing 617-786-2963 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the August 5th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.
    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States and the United Kingdom.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Act of 1995. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
               ($'s in thousands, except per share data)


                  Three  Months  Ended       Six Months Ended
                       June 30,                  June 30,
                  -------------------       -------------------
Financial
 Highlights         2004      2003    Change  2004      2003    Change
-----------       --------- --------- ----- --------- --------- ------

Gross written
 premium          $161,626  $141,192    14% $357,577  $315,894     13%
Net written
 premium            73,689    61,631    20%  169,624   152,664     11%

Revenues:
  Net earned
   premium          75,314    65,264    15%  149,489   131,578     14%
  Commission
   income            1,361     1,486    -8%    2,488     2,725     -9%
  Net investment
   income            6,625     4,552    46%   12,527     9,213     36%
  Net realized
   capital gains
   (losses)           (105)      669    NM       317       887    -64%
  Other income         266       415   -36%      394       588    -33%
                  -------------------       -------------------
  Total revenues    83,461    72,386    15%  165,215   144,991     14%
                  -------------------       -------------------

Operating
 expenses:
  Net losses and loss
   adjustment
   expenses
   incurred         45,392    43,291     5%   89,144    87,331      2%
  Commission
   expense          10,040     8,876    13%   21,068    19,503      8%
  Other operating
   expenses         14,620    12,417    18%   28,052    24,195     16%
  Interest
   expense               -        87    NM         -       184     NM
                  -------------------       -------------------
  Total operating
   expenses         70,052    64,671     8%  138,264   131,213      5%
                  -------------------       -------------------

Income before
 income taxes       13,409     7,715    74%   26,951    13,778     96%
                  -------------------       -------------------

Income tax expense
 (benefit):
  Current            4,951     3,437    44%    9,958     4,571    118%
  Deferred            (579)   (1,879)  -69%     (957)   (1,660)   -42%
                  -------------------       -------------------
Income tax
 expense             4,372     1,558   181%    9,001     2,911    209%
                  -------------------       -------------------

Net income          $9,037    $6,157    47%  $17,950   $10,867     65%
                  ===================       ===================


Per Share Data
--------------

Net income per common
 share:
  Basic              $0.72     $0.72     0%    $1.43     $1.28     12%
  Diluted            $0.71     $0.71     0%    $1.42     $1.26     13%

Average shares outstanding:
  Basic             12,587     8,516          12,570     8,505
  Diluted           12,647     8,650          12,671     8,633

Underwriting
 Ratios
------------
Loss Ratio            60.2%     66.3%           59.6%     66.4%
Expense Ratio         28.6%     29.4%           29.2%     29.8%
                  -------------------       -------------------
Combined Ratio        88.8%     95.7%           88.8%     96.2%


Balance Sheet
 Data
-------------                               June 30,  Dec. 31,
                                              2004      2003
                                            -------------------
Stockholders'
 equity                                     $302,356  $290,028    4%
Book value per
 share                                        $24.00    $23.14    4%


Certain amounts for the prior period have been reclassified to conform to the presentation in the current period.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                                June 30,   Dec. 31,
                                                  2004        2003
                                               ----------- -----------
                    ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at fair
   value (amortized cost: 2004, $647,648; 2003,
   $577,904)                                     $646,979    $588,545
  Equity securities, available-for-sale, at
   fair value (cost: 2004, $18,271; 2003,
   $11,977)                                        19,626      13,446
  Short-term investments, at cost which
   approximates fair value                         91,223      83,202
  Cash                                             13,526       8,399
                                               ----------- -----------
      Total investments and cash                  771,354     693,592
                                               ----------- -----------

  Premiums in course of collection                156,463     128,676
  Commissions receivable                            2,396       3,970
  Prepaid reinsurance premiums                    138,727     102,141
  Reinsurance receivable on paid losses            23,215      26,270
  Reinsurance receivable on unpaid losses and
   loss adjustment expense                        424,787     350,441
  Federal income tax recoverable                      373       8,747
  Net deferred income tax benefit                  20,020      15,195
  Deferred policy acquisition costs                32,253      24,720
  Accrued investment income                         6,590       5,546
  Goodwill                                          5,133       5,093
  Other assets                                     11,809      15,067
                                               ----------- -----------

      Total assets                             $1,593,120  $1,379,458
                                               =========== ===========


     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                      $844,443    $724,612
  Unearned premium                                296,403     238,803
  Reinsurance balances payable                    130,655      97,583
  Payable for securities purchased                  3,108      12,857
  Accounts payable and other liabilities           16,155      15,575
                                               ----------- -----------
      Total liabilities                         1,290,764   1,089,430
                                               ----------- -----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                        -           -
  Common stock, $.10 par value, 20,000,000
   shares authorized for 2004 and 2003;
   issued and outstanding: 12,595,624 for
   2004 and 12,535,360 for 2003                     1,260       1,254
  Additional paid-in capital                      153,320     151,765
  Accumulated other comprehensive income            1,354       8,537
  Retained earnings                               146,422     128,472
                                               ----------- -----------
      Total stockholders' equity                  302,356     290,028
                                               ----------- -----------

      Total liabilities and stockholders'
       equity                                  $1,593,120  $1,379,458
                                               =========== ===========


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written
 Premium:           Second Quarter              Six Months
                  -------------------       -------------------
Insurance
 Companies:         2004      2003   Change   2004      2003    Change
                  ------------------------- --------------------------
Marine             $51,573   $49,644     4% $110,999  $103,364      7%
Specialty           37,484    31,721    18%   71,714    63,614     13%
Professional
 Liability          18,227    12,994    40%   33,260    25,559     30%
Assumed from
 Lloyd's               288     6,820   -96%    3,342    18,418    -82%
Other (includes
 run-off)               36       166    NM       122       272     NM
                  -------------------       -------------------
                   107,608   101,345     6%  219,437   211,227      4%
Lloyd's
 Operations:
Marine              47,793    39,897    20%  128,757   106,465     21%
Other                6,515     6,494     0%   12,709    16,010    -21%
                  -------------------       -------------------
                    54,308    46,391    17%  141,466   122,475     16%
Intercompany
 elimination          (290)   (6,544)   NM    (3,326)  (17,808)    NM
                  -------------------       -------------------
Total             $161,626  $141,192    14% $357,577  $315,894     13%
                  ===================       ===================


Net Written
 Premium:           Second Quarter              Six Months
                  -------------------       -------------------
Insurance
 Companies:         2004      2003   Change    2004     2003    Change
                  ------------------------- --------------------------
Marine             $20,384   $21,475    -5%  $45,642   $44,536      2%
Specialty           19,041    12,726    50%   39,552    36,625      8%
Professional
 Liability           6,903     3,323   108%   12,376     6,272     97%
Assumed from
 Lloyd's               229     6,820   -97%    3,135    18,418    -83%
Other (includes
 run-off)                8      (540)   NM         5      (393)    NM
                  -------------------       -------------------
                    46,565    43,804     6%  100,710   105,458     -5%
Lloyd's
 Operations:
Marine              23,978    15,438    55%   63,038    41,315     53%
Other                3,146     2,389    32%    5,876     5,891      0%
                  -------------------       -------------------
                    27,124    17,827    52%   68,914    47,206     46%
                  -------------------       -------------------
Total              $73,689   $61,631    20% $169,624  $152,664     11%
                  ===================       ===================

Net Earned
 Premium:           Second Quarter              Six Months
                  -------------------       -------------------
Insurance
 Companies:         2004      2003    Change   2004     2003    Change
                  -------------------------- -------------------------
Marine             $20,834   $20,974    -1%  $41,262   $43,250     -5%
Specialty           21,365    19,461    10%   42,904    42,411      1%
Professional
 Liability           4,697     2,079   126%    8,507     3,505    143%
Assumed from
 Lloyd's
 Operations          4,878     4,606     6%   12,283     8,180     50%
Other (includes
 run-off
 business)               8      (512)   NM         8      (338)    NM
                  -------------------       -------------------
                    51,782    46,608    11%  104,964    97,008      8%
Lloyd's
 Operations:
Marine              22,325    17,791    25%   42,843    33,106     29%
Other                1,207       865    40%    1,682     1,464     15%
                  -------------------       -------------------
                    23,532    18,656    26%   44,525    34,570     29%
                  -------------------       -------------------
Total              $75,314   $65,264    15% $149,489  $131,578     14%
                  ===================       ===================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                             June 30, 2004
                          ($'s in thousands)


                     Insurance  Lloyd's   Navigators Parent &
                     Companies Operations  Agencies  Other (1)  Total
                     -------------------------------------------------
Gross written
 premium             $107,608    $54,308         $-   $(290) $161,626
Net written premium    46,565     27,124                       73,689

Revenues:
Net earned premium     51,782     23,532                       75,314
Commission income                    501      8,155  (7,295)    1,361
Net investment
 income                 5,829        791                  5     6,625
Net realized capital
 gains (losses)           176       (281)                        (105)
Other income               74          5        187               266
                     -------------------------------------------------
Total revenues         57,861     24,548      8,342  (7,290)   83,461
                     -------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment expenses   32,558     12,834                       45,392
Commission expense     13,242      4,093             (7,295)   10,040
Other operating
 expenses                 989      3,193      9,093   1,345    14,620
Interest expense
                     -------------------------------------------------
Total operating
 expenses              46,789     20,120      9,093  (5,950)   70,052
                     -------------------------------------------------

Income (loss) before
 income tax
 expense (benefit)     11,072      4,428       (751) (1,340)   13,409
Income tax expense
 (benefit)              3,543      1,550       (252)   (469)    4,372
                     -------------------------------------------------
Net income (loss)      $7,529     $2,878      $(499)  $(871)   $9,037
                     =================================================

Loss and loss
 expense ratio           62.9%      54.5%                        60.2%
Commission expense
 ratio                   25.6%      17.4%                        23.0%
Other operating
 expense ratio            1.9%      13.6%                         5.6%
                     --------------------                    ---------
Combined ratio           90.4%      85.5%                        88.8%
                     ====================                    =========


Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                             Quarter Ended
                             June 30, 2003
                          ($'s in thousands)


                    Insurance  Lloyd's   Navigators  Parent &
                    Companies Operations  Agencies   Other (1)  Total
                    --------------------------------------------------
Gross written
 premium            $101,345    $46,391         $-  $(6,544) $141,192
Net written premium   43,804     17,827                        61,631

Revenues:
Net earned premium    46,608     18,656                        65,264
Commission income                   216      8,287   (7,017)    1,486
Net investment
 income                4,094        444         14              4,552
Net realized
 capital gains           307        362                           669
Other income
 (expense)                65        199        276     (125)      415
                    --------------------------------------------------
Total revenues        51,074     19,877      8,577   (7,142)   72,386
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
 expenses             30,870     12,421                        43,291
Commission expense    12,592      3,301              (7,017)    8,876
Other operating
 expenses              1,357      1,892      7,562    1,606    12,417
Interest expense                                         87        87
                    --------------------------------------------------
Total operating
 expenses             44,819     17,614      7,562   (5,324)   64,671
                    --------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)     6,255      2,263      1,015   (1,818)    7,715
Income tax expense
 (benefit)             1,969                   226     (637)    1,558
                    --------------------------------------------------
Net income (loss)     $4,286     $2,263       $789  $(1,181)   $6,157
                    ==================================================

Loss and loss
 expense ratio          66.2%      66.6%                         66.3%
Commission expense
 ratio                  27.1%      17.7%                         24.4%
Other operating
 expense ratio           2.9%      10.1%                          5.0%
                    --------------------                     ---------
Combined ratio          96.2%      94.4%                         95.7%
                    ====================                     =========


Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                           Six Months Ended
                             June 30, 2004
                          ($'s in thousands)


                    Insurance  Lloyd's   Navigators Parent &
                    Companies Operations  Agencies  Other (1)   Total
                    --------------------------------------------------
Gross written
 premium            $219,437   $141,466         $-  $(3,326) $357,577
Net written premium  100,710     68,914                       169,624

Revenues:
Net earned premium   104,964     44,525                       149,489
Commission income                   563     16,087  (14,162)    2,488
Net investment
 income               11,313      1,195          3       16    12,527
Net realized
 capital gains
 (losses)                381        (64)                          317
Other income              13          9        372                394
                    --------------------------------------------------
Total revenues       116,671     46,228     16,462  (14,146)  165,215
                    --------------------------------------------------

Operating expenses:
Net losses and loss
 adjustment
 expenses             65,268     23,876                        89,144
Commission expense    27,387      7,843             (14,162)   21,068
Other operating
 expenses              2,187      6,229     17,698    1,938    28,052
Interest expense                                                    -
                    --------------------------------------------------
Total operating
 expenses             94,842     37,948     17,698  (12,224)  138,264
                    --------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)    21,829      8,280     (1,236)  (1,922)   26,951
Income tax expense
 (benefit)             7,021      2,898       (392)    (526)    9,001
                    --------------------------------------------------
Net income (loss)    $14,808     $5,382      $(844) $(1,396)  $17,950
                    ==================================================

Loss and loss
 expense ratio          62.2%      53.6%                         59.6%
Commission expense
 ratio                  26.1%      17.6%                         23.6%
Other operating
 expense ratio           2.1%      14.0%                          5.6%
                    --------------------                     ---------
Combined ratio          90.4%      85.2%                         88.8%
                    ====================                     =========

Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                          Segment Information
                           Six Months Ended
                             June 30, 2003
                          ($'s in thousands)


                   Insurance  Lloyd's   Navigators Parent &
                   Companies Operations  Agencies  Other (1)   Total
                   ---------------------------------------------------
Gross written
 premium           $211,227   $122,475         $-  $(17,808) $315,894
Net written
 premium            105,458     47,206                        152,664

Revenues:
Net earned premium   97,008     34,570                        131,578
Commission income                  344     15,723   (13,342)    2,725
Net investment
 income               8,199        991         22         1     9,213
Net realized
 capital gains          426        461                            887
Other income
 (expense)               86        214        538      (250)      588
                   ---------------------------------------------------
Total revenues      105,719     36,580     16,283   (13,591)  144,991
                   ---------------------------------------------------

Operating
 expenses:
Net losses and
 loss adjustment
 expenses            64,870     22,461                         87,331
Commission expense   26,741      6,104              (13,342)   19,503
Other operating
 expenses             2,503      3,846     15,203     2,643    24,195
Interest expense                                        184       184
                   ---------------------------------------------------
Total operating
 expenses            94,114     32,411     15,203   (10,515)  131,213
                   ---------------------------------------------------

Income (loss)
 before income tax
 expense (benefit)   11,605      4,169      1,080    (3,076)   13,778
Income tax expense
 (benefit)            3,635                   353    (1,077)    2,911
                   ---------------------------------------------------
Net income (loss)    $7,970     $4,169       $727   $(1,999)  $10,867
                   ===================================================

Loss and loss
 expense ratio         66.9%      65.0%                          66.4%
Commission expense
 ratio                 27.6%      17.7%                          25.0%
Other operating
 expense ratio          2.5%      11.1%                           4.8%
                   --------------------                      ---------
Combined ratio         97.0%      93.8%                          96.2%
                   ====================                      =========


Notes:
    (1) Includes inter-segment eliminations.


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                           Three Months Ended June 30, 2004
                 -----------------------------------------------------
                   Net     Losses
Insurance         Earned  and LAE  Underwriting Loss  Expense Combined
 Companies:      Premium  Incurred   Expenses   Ratio Ratio   Ratio
                 -----------------------------------------------------
Marine           $20,834  $12,423       $5,660  59.6%   27.2%    86.8%
Specialty         21,365   14,485        5,877  67.8%   27.5%    95.3%
Professional
 Liability         4,697    2,832          969  60.3%   20.6%    80.9%
Assumed from
 Lloyd's           4,878    2,728        1,723  55.9%   35.3%    91.2%
Other (includes
 run-off)              8       90            2    NM      NM       NM
                 -----------------------------------------------------
                  51,782   32,558       14,231  62.9%   27.5%    90.4%
Lloyd's
 Operations       23,532   12,834        7,286  54.5%   31.0%    85.5%
                 -----------------------------------------------------
Total            $75,314  $45,392      $21,517  60.2%   28.6%    88.8%
                 =====================================================


                           Three Months Ended June 30, 2003
                 -----------------------------------------------------
                   Net     Losses
Insurance         Earned  and LAE  Underwriting Loss  Expense Combined
 Companies:      Premium  Incurred   Expenses   Ratio Ratio   Ratio
                 -----------------------------------------------------
Marine           $20,974  $11,115       $6,973  53.0%   33.2%    86.2%
Specialty         19,461   14,246        5,174  73.2%   26.6%    99.8%
Professional
 Liability         2,079    1,352          393  65.0%   18.9%    83.9%
Assumed from
 Lloyd's           4,606    2,757        1,391  59.9%   30.2%    90.1%
Other (includes
 run-off)           (512)   1,400           18    NM      NM       NM
                 -----------------------------------------------------
                  46,608   30,870       13,949  66.2%   30.0%    96.2%
Lloyd's
 Operations       18,656   12,421        5,193  66.6%   27.8%    94.4%
                 -----------------------------------------------------
Total            $65,264  $43,291      $19,142  66.3%   29.4%    95.7%
                 =====================================================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                            Six Months Ended June 30, 2004
                ------------------------------------------------------
                   Net     Losses
Insurance        Earned   and LAE  Underwriting Loss  Expense Combined
 Companies:      Premium  Incurred   Expenses   Ratio Ratio   Ratio
                ------------------------------------------------------
Marine           $41,262  $24,469      $11,258  59.3%   27.3%    86.6%
Specialty         42,904   28,802       12,845  67.1%   30.0%    97.1%
Professional
 Liability         8,507    5,131        1,744  60.3%   20.5%    80.8%
Assumed from
 Lloyd's          12,283    6,945        3,722  56.5%   30.3%    86.8%
Other (includes
 run-off)              8      (79)           5    NM      NM       NM
                ------------------------------------------------------
                 104,964   65,268       29,574  62.2%   28.2%    90.4%
Lloyd's
 Operations       44,525   23,876       14,072  53.6%   31.6%    85.2%
                ------------------------------------------------------
Total           $149,489  $89,144      $43,646  59.6%   29.2%    88.8%
                ======================================================


                            Six Months Ended June 30, 2003
                ------------------------------------------------------
                   Net     Losses
Insurance        Earned   and LAE  Underwriting Loss  Expense Combined
 Companies:      Premium  Incurred   Expenses   Ratio Ratio   Ratio
                ------------------------------------------------------
Marine           $43,250  $25,252      $12,781  58.4%   29.5%    87.9%
Specialty         42,411   29,305       12,927  69.1%   30.5%    99.6%
Professional
 Liability         3,505    2,279        1,074  65.1%   30.6%    95.7%
Assumed from
 Lloyd's           8,180    4,860        2,448  59.4%   29.9%    89.3%
Other (includes
 run-off)           (338)   3,174           14    NM      NM       NM
                ------------------------------------------------------
                  97,008   64,870       29,244  66.9%   30.1%    97.0%
Lloyd's
 Operations       34,570   22,461        9,950  65.0%   28.8%    93.8%
                ------------------------------------------------------
Total           $131,578  $87,331      $39,194  66.4%   29.8%    96.2%
                ======================================================


              THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                           Net Loss Reserves
                          ($'s in thousands)


                                                6/30/2004  12/31/2003
                                                ---------- -----------
Insurance Companies:
       Marine                                    $122,816    $110,698
       Specialty                                  133,399     114,167
       Professional Liability                      12,053       7,059
       Assumed from Lloyd's Operations             18,047      14,323
       Other (primarily run-off business)          23,223      24,390
                                                ---------- -----------
       Total Insurance Companies                  309,538     270,637
                                                ---------- -----------

Lloyd's Operations:
       Marine                                    $104,507    $100,936
       Other                                        5,611       2,598
                                                ---------- -----------
       Total Lloyd's Operations                   110,118     103,534
                                                ---------- -----------

       Total net loss reserves                   $419,656    $374,171
                                                ========== ===========

Total net case loss reserves                     $170,775    $154,531
Total net IBNR loss reserves                      248,881     219,640
                                                ---------- -----------

       Total net loss reserves                   $419,656    $374,171
                                                ========== ===========

                  Asbestos & Environmental Claim Data
                          ($'s in thousands)

                                               Six Months Ended
                                                June 30, 2004
                                        Asbestos Environmental  Total
                                        -------- ------------- -------
Gross of Reinsurance
     Beginning reserve                  $78,472       $6,800  $85,272
     Incurred loss & LAE                     66        2,244    2,310
     Calendar year payments                  41          364      405
                                        -------- ------------ --------
     Ending reserves                    $78,497       $8,680  $87,177
                                        ======== ============ ========

Net of Reinsurance
     Beginning reserve                  $32,083       $1,153  $33,236
     Incurred loss & LAE                     25        1,223    1,248
     Calendar year payments                  16          144      160
                                        -------- ------------ --------
     Ending reserves                    $32,092       $2,232  $34,324
                                        ======== ============ ========

Outstanding Claim Count                     111           93      204
                                        ======== ============ ========

    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             pmalvasio@navg.com
             www.navg.com